                       SECURITIES AND EXCHANGE COMMISSION



                            Washington, D.C.  20549


                             ______________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 10, 1997


                               Rock-Tenn Company
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Georgia                        0-23340                           62-0342590
------------------------  ----------------------------------  ---------------------------------
(State of incorporation)       (Commission File Number)       (IRS Employer Identification No.)

             504 Thrasher Street
              Norcross, Georgia                                            30071
----------------------------------------------                           ----------
   (Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (770) 448-2193


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

Rock-Tenn Company ("Rock-Tenn" or "The Company") today reported financial results for the first fiscal quarter ending December 31, 1996.

Net income for the December 1996 quarter was $7.4 million or $.22 per share compared to $11.8 million or $.35 per share for the same quarter last year. Net sales for the December 1996 quarter were $208.3 million compared to $219.4 million in the same quarter last year.

Bradley Currey, Jr., Rock-Tenn's chairman and chief executive officer, noted that the Company's results for the first fiscal quarter were hurt by an earlier than anticipated seasonal slow down in shipments of converted products and continuing pricing pressure on recycled paperboard. Mr. Currey also stated that general market conditions were stabilizing and that the outlook for physical volume is encouraging.

The Company recently announced two strategic initiatives to fuel growth:

     On December 20, 1996, Rock-Tenn announced that it had reached an agreement in principal to acquire for cash all of the outstanding capital stock of the parent of Waldorf Corporation, a manufacturer of folding cartons, 100% recycled paperboard and recycled corrugating medium. This acquisition is expected to make Rock-Tenn the second largest producer of folding cartons in North America and the largest producer of 100% recycled paperboard, excluding containerboard and gypsum wallboard.

     On January 8, 1997, Rock-Tenn announced that it had entered into a letter of intent with Sonoco Products Company to combine their fiber partition businesses into a new joint venture.

     Consummation of the acquisition and of the joint venture are subject to satisfaction of a number of conditions including negotiation and execution of definitive agreements, obtaining certain regulatory approvals and the satisfactory completion of due diligence.

The Company also has stated that it expects initially to finance the Waldorf transaction, including refinancing of Waldorf's long-term debt, with cash and borrowings under a new $400 million credit facility. The Company also has stated its intention to repay a portion of such borrowings with the net proceeds of a public offering of equity securities. The Company currently anticipates that the public offering will consist of up to 6,000,000 shares of its Class A Common Stock and will be completed during the first half of 1997 subject, however, to prevailing market conditions.

Mr. Currey further stated, that while the Company expects to incur costs to consolidate the Waldorf acquisition and Sonoco joint venture over the next few quarters, the Company believes that the synergies and cost efficiencies associated with these businesses will contribute to enhanced sales and profits for Rock-Tenn over the long-term.

A copy of the press release relating to the Company's financial results for the first quarter is attached hereto as Exhibit 99.1.

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
(000 OMITTED)                   ROCK-TENN COMPANY            WALDORF CORPORATION        SONOCO PARTITION DIVISION
                                ---------------------------  ----------------------     --------------------------
                                            NUMBER OF                    NUMBER OF      ESTIMATED       NUMBER OF
                                YE 9/30/96  MANF FACILITIES  YE 6/30/96  FACILITIES     YE 12/31/96     FACILITIES
                                ----------  ---------------  ----------  ----------     -----------     ----------
SALES

CONVERTING SEGMENT

FOLDING CARTON                    $403,113       17            $257,160     6
LAMINATED PAPERBOARD               123,379        5
CORRUGATED                         112,031        7
PARTITION                           97,236        8                                       $50,000           7
PLASTICS                            43,937        3

----------------------------------------------------------------------------------------------------------------
SUBTOTAL                           779,696       40             257,160     6              50,000           7
----------------------------------------------------------------------------------------------------------------

PAPERBOARD SEGMENT

RECYCLED BOX BOARD                 268,630        8             129,624     2
CORRUGATING MEDIUM                     ---        0              62,477     1
RECYCLED FIBER                      12,772       11                 ---     4

----------------------------------------------------------------------------------------------------------------
SUBTOTAL                           281,402       19             192,101     7
----------------------------------------------------------------------------------------------------------------

TOTAL SALES                      1,061,098       59             449,261    13              50,000           7
INTERSEGMENT SALES               (184,987)                     (72,192)

----------------------------------------------------------------------------------------------------------------
NET OUTSIDE SALES                  876,111                      377,069                    50,000
----------------------------------------------------------------------------------------------------------------

COST OF GOODS SOLD                 632,202                      306,418                NOT AVAILABLE
                                  --------                     --------
GROSS PROFIT                       243,909                       70,651
S,G & A EXPENSE                    151,752                       24,565
                                  --------                     --------
OPERATING INCOME                    92,157                       46,086
NET INTEREST EXPENSE                 9,688                       14,215
                                  --------                     --------
INCOME BEFORE TAXES                 82,469                       31,871
INCOME TAXES                        31,344                       14,499

----------------------------------------------------------------------------------------------------------------
NET INCOME                        $ 51,125                     $ 17,372
----------------------------------------------------------------------------------------------------------------

PAPERBOARD SHIPMENTS (IN TONS)

CLAY-COATED RECYCLED                   192                          262
UNCOATED RECYCLED                      434                          ---
RECYCLED MEDIUM                        ---                          157

----------------------------------------------------------------------------------------------------------------
TOTAL                                  626                          419                NOT APPLICABLE
----------------------------------------------------------------------------------------------------------------


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


     (C) EXHIBITS


Exhibit
  No.    Description
-------  -----------

99.1     --      Press Release dated January 10, 1997


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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 10, 1997               ROCK-TENN COMPANY



                                     By: /s/ David C. Nicholson
                                         ----------------------------
                                         David C. Nicholson
                                         Senior Vice President, Chief
                                         Financial Officer, Secretary

                                 EXHIBIT INDEX


Exhibit                                             Sequentially
  No.                 Exhibit                       Numbered Page
-------               -------                       -------------

99.1     --   Press Release dated January 10, 1997